Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS RESULTS FOR FIRST QUARTER 2021

•Diluted EPS of $1.00; $0.79, as adjusted
•Operating margin of 41.3%; 42.3%, as adjusted
•Ending AUM of $87.0 billion; average AUM of $82.8 billion
•Net inflows of $3.8 billion

NEW YORK, NY, April 21, 2021—Cohen & Steers, Inc. (NYSE: CNS) today reported its operating results for the quarter ended March 31, 2021.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended
	March 31, 2021	December 31, 2020	March 31, 2020
U.S. GAAP
Revenue	$125,747	$116,460	$105,830
Expenses	$73,809	$ 128,374 (1)	$77,461
Operating income (loss)	$51,938	$(11,914)	$28,369
Non-operating income (loss)	$4,953	$6,989	$(19,843)
Net income (loss) attributable to common stockholders	$48,852	$(4,412)	$20,572
Diluted earnings (loss) per share	$1.00	$(0.09)	$0.42
Operating margin	41.3%	(10.2)%	26.8%

As Adjusted (2)
Net income attributable to common stockholders	$38,629	$37,082	$29,439
Diluted earnings per share	$0.79	$0.76	$0.61
Operating margin	42.3%	42.4%	38.2%
_________________________

(1)Includes expenses of $60.2 million associated with the initial public offering of the Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund in the fourth quarter of 2020.
(2)These amounts represent the Company’s As Adjusted results. Please refer to pages 13-14 for reconciliations of U.S. GAAP to As Adjusted results.

U.S. GAAP
This section discusses the financial results of the Company as presented in accordance with U.S. GAAP.
Revenue
Revenue for the first quarter of 2021 was $125.7 million, an increase of $9.3 million, or 8.0% from $116.5 million for the fourth quarter of 2020. The change was mainly due to an increase in investment advisory and administration fees of $9.0 million primarily attributable to higher average assets under management across all three investment vehicles, partially offset by two fewer days in the quarter. Changes to investment advisory and administration fee revenue by investment vehicle were as follows:
•Institutional account revenue increased $350,000 to $31.0 million (the fourth quarter of 2020 included $1.4 million of performance fees);
•Open-end fund revenue increased $5.5 million to $60.6 million; and
•Closed-end fund revenue increased $3.1 million to $25.3 million.
Expenses
Expenses for the first quarter of 2021 were $73.8 million, a decrease of $54.6 million, or 42.5% from $128.4 million for the fourth quarter of 2020. The change was primarily due to:
•Higher employee compensation and benefits of $3.3 million, primarily due to an increase in incentive compensation of $2.3 million and higher amortization of restricted stock units of $1.9 million. The fourth quarter of 2020 included an adjustment to reduce incentive compensation to reflect actual amounts paid;
•Lower distribution and service fees expenses of $57.3 million. The fourth quarter of 2020 included costs of $57.8 million associated with the initial public offering of the Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund (PTA); and
•Lower general and administrative expenses of $592,000. The fourth quarter of 2020 included costs of $1.1 million associated with the initial public offering of PTA. This decrease was partially offset by higher professional fees of $487,000 in the first quarter of 2021.
Operating Margin
Operating margin was 41.3% for the first quarter of 2021, compared with (10.2%) for the fourth quarter of 2020. In the fourth quarter of 2020, expenses included costs of $60.2 million associated with the initial public offering of PTA. Operating margin represents the ratio of operating income to revenue.

Non-operating Income (Loss)

(in thousands)	Three Months Ended
	March 31, 2021				December 31, 2020
	Seed Investments		Other	Total	Seed Investments		Other	Total
Interest and dividend income—net	$604		$12	$616	$573		$53	$626
Gain (loss) from investments—net	4,485		74	4,559	7,315		—	7,315
Foreign currency gain (loss)—net	191		(413)	(222)	191		(1,143)	(952)
Total non-operating income (loss)	$5,280	(1)	$(327)	$4,953	$8,079	(1)	$(1,090)	$6,989
_________________________

(1) Seed investments include net income of $3.6 million and $5.3 million attributable to third-party interests for the three months ended March 31, 2021 and December 31, 2020, respectively.

Income Taxes
The effective tax rate for the first quarter of 2021 was 8.4%, compared with 57.0% for the fourth quarter of 2020. The effective tax rate for the first quarter of 2021 and the fourth quarter of 2020 differed from the U.S. federal statutory rate of 21.0% primarily due to state, local and foreign income taxes as well as the effect of certain permanent differences, the most significant of which related to limitations on the deductibility of executive compensation, and discrete tax items, primarily related to the reversal of certain liabilities associated with unrecognized tax benefits. In addition, the first quarter of 2021 included a discrete tax item associated with the appreciated value of the restricted stock units delivered in January 2021.
As Adjusted
This section discusses the As Adjusted results. Please refer to pages 13-14 for reconciliations of U.S. GAAP to As Adjusted results.
Revenue
Revenue, as adjusted, for the first quarter of 2021 was $125.8 million, compared with $116.6 million for the fourth quarter of 2020.
Revenue, as adjusted, excluded the consolidation of certain of the Company's seed investments for both periods.
Expenses
Expenses, as adjusted, for the first quarter of 2021 were $72.6 million, compared with $67.2 million for the fourth quarter of 2020.
Expenses, as adjusted, excluded the following:
•The consolidation of certain of the Company's seed investments for both periods;
•Amounts related to the accelerated vesting of certain restricted stock units for both periods;
•Costs associated with the initial public offering of PTA for the fourth quarter of 2020; and
•Other non-recurring expenses for the fourth quarter of 2020.

Operating Margin
Operating margin, as adjusted, for the first quarter of 2021 was 42.3%, compared with 42.4% for the fourth quarter of 2020.
Non-operating Income (Loss)
Non-operating loss, as adjusted, for the first quarter of 2021 was $118,000, compared with non-operating income, as adjusted, of $593,000 for the fourth quarter of 2020.
Non-operating income (loss), as adjusted, excluded the following for both periods:
•Results from the Company's seed investments; and
•Net foreign currency exchange gains and losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
Income Taxes
The effective tax rate, as adjusted, for the first quarter of 2021 was 27.3%, compared with 25.8% for the fourth quarter of 2020.
The effective tax rate, as adjusted, excluded the tax effects associated with the items noted above, as well as discrete tax items for both periods.
Assets Under Management

(in millions)	As of
By Investment Vehicle	March 31, 2021	December 31, 2020	% Change
Institutional accounts	$36,538	$33,255	9.9%
Open-end funds	38,623	35,160	9.8%
Closed-end funds	11,879	11,493	3.4%
Total	$87,040	$79,908	8.9%

By Investment Strategy
U.S. real estate	$36,984	$32,827	12.7%
Preferred securities	23,790	23,185	2.6%
Global/international real estate	16,421	15,214	7.9%
Global listed infrastructure	7,604	6,729	13.0%
Other	2,241	1,953	14.7%
Total	$87,040	$79,908	8.9%

Assets under management at March 31, 2021 were $87.0 billion, an increase of 8.9% from $79.9 billion at December 31, 2020. The increase was driven by net inflows of $3.8 billion and market appreciation of $4.0 billion, partially offset by distributions of $690 million.
Institutional Accounts
Assets under management in institutional accounts at March 31, 2021 were $36.5 billion, an increase of 9.9% from $33.3 billion at December 31, 2020. The change was primarily due to the following:

•Advisory:
◦Net inflows of $1.7 billion, including $604 million into global/international real estate, $434 million into U.S. real estate and $428 million into global listed infrastructure; and
◦Market appreciation of $957 million, including $441 million from U.S. real estate and $339 million from global/international real estate.
•Japan subadvisory:
◦Net outflows of $204 million, including $83 million from global/international real estate and $72 million from U.S. real estate;
◦Market appreciation of $712 million, including $627 million from U.S. real estate; and
◦Distributions of $304 million, including $290 million from U.S. real estate.
•Subadvisory excluding Japan:
◦Net inflows of $97 million; and
◦Market appreciation of $331 million, including $212 million from global/international real estate and $71 million from U.S. real estate.
Open-end Funds
Assets under management in open-end funds at March 31, 2021 were $38.6 billion, an increase of 9.8% from $35.2 billion at December 31, 2020. The change was primarily due to the following:
•Net inflows of $2.2 billion, including $1.3 billion into U.S. real estate and $622 million into preferred securities;
•Market appreciation of $1.5 billion, primarily from U.S. real estate; and
•Distributions of $238 million, including $158 million from preferred securities and $78 million from U.S. real estate.
Closed-end Funds
Assets under management in closed-end funds at March 31, 2021 were $11.9 billion, an increase of 3.4% from $11.5 billion at December 31, 2020. The increase was due to net inflows of $65 million and market appreciation of $469 million, partially offset by distributions of $148 million.

Investment Performance at March 31, 2021
_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at March 31, 2021. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
Balance Sheet Information
As of March 31, 2021, cash, cash equivalents and seed investments were $118.8 million compared with $143.0 million as of December 31, 2020. As of March 31, 2021, stockholders' equity was $189.2 million and the Company had no debt.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, April 22, 2021 at 10:00 a.m. (ET) to discuss the Company's first quarter results. Investors and analysts can access the live conference call by dialing 800-954-0629 (U.S.) or +1-212-231-2904 (international); passcode: 21993299. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the Company's website at www.cohenandsteers.com under “Company—Investor Relations—Press Releases.”
A replay of the call will be available for two weeks starting at approximately 12:00 p.m. (ET) on April 22, 2021 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 21993299. Internet access to the webcast, which includes audio (listen-only), will be available on the Company’s website at www.cohenandsteers.com under “Company—Investor Relations—Overview.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong and Tokyo.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect management's current views with respect to, among other things, the Company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "may," "should," "seeks," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The Company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the Company's Annual Report on Form 10-K for the year ended December 31, 2020 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the Company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company's Form 10-K and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	March 31, 2021	December 31, 2020	March 31, 2020	December 31, 2020	March 31, 2020
Revenue
Investment advisory and administration fees	$116,921	$107,940	$97,289
Distribution and service fees	8,272	7,849	7,783
Other	554	671	758
Total revenue	125,747	116,460	105,830	8.0%	18.8%
Expenses
Employee compensation and benefits	45,762	42,460	38,617
Distribution and service fees	16,506	73,820	14,104
General and administrative	10,374	10,966	23,588
Depreciation and amortization	1,167	1,128	1,152
Total expenses	73,809	128,374	77,461	(42.5%)	(4.7%)
Operating income (loss)	51,938	(11,914)	28,369	*	83.1%
Non-operating income (loss)
Interest and dividend income—net	616	626	1,149
Gain (loss) from investments—net	4,559	7,315	(22,027)
Foreign currency gain (loss)—net	(222)	(952)	1,035
Total non-operating income (loss)	4,953	6,989	(19,843)	(29.1%)	*
Income (loss) before provision for income taxes	56,891	(4,925)	8,526	*	*
Provision (benefit) for income taxes	4,461	(5,854)	458
Net income	52,430	929	8,068	*	*
Less: Net (income) loss attributable to redeemable noncontrolling interests	(3,578)	(5,341)	12,504
Net income (loss) attributable to common stockholders	$48,852	$(4,412)	$20,572	*	137.5%

Earnings (loss) per share attributable to common stockholders
Basic	$1.01	$(0.09)	$0.43	*	135.0%
Diluted	$1.00	$(0.09)	$0.42	*	136.9%

Dividends declared per share
Quarterly	$0.45	$0.39	$0.39	15.4%	15.4%
Special	$—	$1.00	$—	*	—%

Weighted average shares outstanding
Basic	48,145	47,867	47,651
Diluted	48,709	48,857	48,591
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	March 31, 2021	December 31, 2020	March 31, 2020	December 31, 2020	March 31, 2020
Institutional Accounts
Assets under management, beginning of period	$33,255	$30,380	$31,813
Inflows	2,335	1,089	2,263
Outflows	(748)	(1,097)	(1,461)
Net inflows (outflows)	1,587	(8)	802
Market appreciation (depreciation)	2,000	3,259	(7,254)
Distributions	(304)	(376)	(316)
Total increase (decrease)	3,283	2,875	(6,768)
Assets under management, end of period	$36,538	$33,255	$25,045	9.9%	45.9%
Percentage of total assets under management	42.0%	41.6%	43.7%
Average assets under management	$34,622	$32,071	$29,894	8.0%	15.8%

Open-end Funds
Assets under management, beginning of period	$35,160	$31,404	$30,725
Inflows	5,070	3,996	4,377
Outflows	(2,906)	(2,303)	(4,310)
Net inflows (outflows)	2,164	1,693	67
Market appreciation (depreciation)	1,537	2,411	(6,004)
Distributions	(238)	(348)	(227)
Total increase (decrease)	3,463	3,756	(6,164)
Assets under management, end of period	$38,623	$35,160	$24,561	9.8%	57.3%
Percentage of total assets under management	44.4%	44.0%	42.8%
Average assets under management	$36,620	$33,175	$29,808	10.4%	22.9%

Closed-end Funds
Assets under management, beginning of period	$11,493	$8,719	$9,644
Inflows	65	2,198	403
Outflows	—	—	(88)
Net inflows (outflows)	65	2,198	315
Market appreciation (depreciation)	469	711	(2,068)
Distributions	(148)	(135)	(128)
Total increase (decrease)	386	2,774	(1,881)
Assets under management, end of period	$11,879	$11,493	$7,763	3.4%	53.0%
Percentage of total assets under management	13.6%	14.4%	13.5%
Average assets under management	$11,601	$10,169	$9,286	14.1%	24.9%

Total
Assets under management, beginning of period	$79,908	$70,503	$72,182
Inflows	7,470	7,283	7,043
Outflows	(3,654)	(3,400)	(5,859)
Net inflows (outflows)	3,816	3,883	1,184
Market appreciation (depreciation)	4,006	6,381	(15,326)
Distributions	(690)	(859)	(671)
Total increase (decrease)	7,132	9,405	(14,813)
Assets under management, end of period	$87,040	$79,908	$57,369	8.9%	51.7%
Average assets under management	$82,843	$75,415	$68,988	9.8%	20.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	March 31, 2021	December 31, 2020	March 31, 2020	December 31, 2020	March 31, 2020
Advisory
Assets under management, beginning of period	$17,628	$16,093	$15,669
Inflows	1,937	645	1,434
Outflows	(243)	(746)	(737)
Net inflows (outflows)	1,694	(101)	697
Market appreciation (depreciation)	957	1,636	(3,318)
Total increase (decrease)	2,651	1,535	(2,621)
Assets under management, end of period	$20,279	$17,628	$13,048	15.0%	55.4%
Percentage of institutional assets under management	55.5%	53.0%	52.1%
Average assets under management	$18,900	$17,167	$14,836	10.1%	27.4%

Japan Subadvisory
Assets under management, beginning of period	$9,720	$9,016	$10,323
Inflows	98	235	558
Outflows	(302)	(152)	(278)
Net inflows (outflows)	(204)	83	280
Market appreciation (depreciation)	712	997	(2,495)
Distributions	(304)	(376)	(316)
Total increase (decrease)	204	704	(2,531)
Assets under management, end of period	$9,924	$9,720	$7,792	2.1%	27.4%
Percentage of institutional assets under management	27.2%	29.2%	31.1%
Average assets under management	$9,661	$9,337	$9,620	3.5%	0.4%

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,907	$5,271	$5,821
Inflows	300	209	271
Outflows	(203)	(199)	(446)
Net inflows (outflows)	97	10	(175)
Market appreciation (depreciation)	331	626	(1,441)
Total increase (decrease)	428	636	(1,616)
Assets under management, end of period	$6,335	$5,907	$4,205	7.2%	50.7%
Percentage of institutional assets under management	17.3%	17.8%	16.8%
Average assets under management	$6,061	$5,567	$5,438	8.9%	11.5%

Total Institutional Accounts
Assets under management, beginning of period	$33,255	$30,380	$31,813
Inflows	2,335	1,089	2,263
Outflows	(748)	(1,097)	(1,461)
Net inflows (outflows)	1,587	(8)	802
Market appreciation (depreciation)	2,000	3,259	(7,254)
Distributions	(304)	(376)	(316)
Total increase (decrease)	3,283	2,875	(6,768)
Assets under management, end of period	$36,538	$33,255	$25,045	9.9%	45.9%
Average assets under management	$34,622	$32,071	$29,894	8.0%	15.8%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	March 31, 2021	December 31, 2020	March 31, 2020	December 31, 2020	March 31, 2020
U.S. Real Estate
Assets under management, beginning of period	$32,827	$29,610	$31,024
Inflows	3,126	2,204	2,487
Outflows	(1,391)	(1,292)	(1,931)
Net inflows (outflows)	1,735	912	556
Market appreciation (depreciation)	2,837	2,886	(7,377)
Distributions	(415)	(573)	(440)
Transfers	—	(8)	31
Total increase (decrease)	4,157	3,217	(7,230)
Assets under management, end of period	$36,984	$32,827	$23,794	12.7%	55.4%
Percentage of total assets under management	42.5%	41.1%	41.5%
Average assets under management	$34,512	$31,203	$29,536	10.6%	16.8%

Preferred Securities
Assets under management, beginning of period	$23,185	$19,010	$17,581
Inflows	2,406	4,281	2,456
Outflows	(1,596)	(992)	(2,576)
Net inflows (outflows)	810	3,289	(120)
Market appreciation (depreciation)	2	1,070	(2,395)
Distributions	(207)	(192)	(163)
Transfers	—	8	(31)
Total increase (decrease)	605	4,175	(2,709)
Assets under management, end of period	$23,790	$23,185	$14,872	2.6%	60.0%
Percentage of total assets under management	27.3%	29.0%	25.9%
Average assets under management	$23,526	$21,096	$17,253	11.5%	36.4%

Global/International Real Estate
Assets under management, beginning of period	$15,214	$13,863	$13,509
Inflows	1,079	416	1,747
Outflows	(567)	(677)	(898)
Net inflows (outflows)	512	(261)	849
Market appreciation (depreciation)	709	1,648	(3,345)
Distributions	(14)	(36)	(8)
Total increase (decrease)	1,207	1,351	(2,504)
Assets under management, end of period	$16,421	$15,214	$11,005	7.9%	49.2%
Percentage of total assets under management	18.9%	19.0%	19.2%
Average assets under management	$15,588	$14,612	$12,732	6.7%	22.4%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	March 31, 2021	December 31, 2020	March 31, 2020	December 31, 2020	March 31, 2020
Global Listed Infrastructure
Assets under management, beginning of period	$6,729	$6,299	$8,076
Inflows	679	316	290
Outflows	(74)	(399)	(389)
Net inflows (outflows)	605	(83)	(99)
Market appreciation (depreciation)	315	562	(1,748)
Distributions	(45)	(49)	(54)
Total increase (decrease)	875	430	(1,901)
Assets under management, end of period	$7,604	$6,729	$6,175	13.0%	23.1%
Percentage of total assets under management	8.7%	8.4%	10.8%
Average assets under management	$7,137	$6,665	$7,614	7.1%	(6.3%)

Other
Assets under management, beginning of period	$1,953	$1,721	$1,992
Inflows	180	66	63
Outflows	(26)	(40)	(65)
Net inflows (outflows)	154	26	(2)
Market appreciation (depreciation)	143	215	(461)
Distributions	(9)	(9)	(6)
Total increase (decrease)	288	232	(469)
Assets under management, end of period	$2,241	$1,953	$1,523	14.7%	47.1%
Percentage of total assets under management	2.6%	2.4%	2.7%
Average assets under management	$2,080	$1,839	$1,853	13.1%	12.3%

Total
Assets under management, beginning of period	$79,908	$70,503	$72,182
Inflows	7,470	7,283	7,043
Outflows	(3,654)	(3,400)	(5,859)
Net inflows (outflows)	3,816	3,883	1,184
Market appreciation (depreciation)	4,006	6,381	(15,326)
Distributions	(690)	(859)	(671)
Total increase (decrease)	7,132	9,405	(14,813)
Assets under management, end of period	$87,040	$79,908	$57,369	8.9%	51.7%
Average assets under management	$82,843	$75,415	$68,988	9.8%	20.1%

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following As Adjusted (non-GAAP) financial results provides greater transparency into the Company’s operating performance. In addition, these As Adjusted financial results are used to prepare the Company's internal management reports which are used in evaluating its business.
While management believes that these As Adjusted financial results are useful in evaluating results and operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Reconciliation of U.S. GAAP to As Adjusted Results Net Income (Loss) Attributable to Common Stockholders and Diluted Earnings per Share

(in thousands, except per share data)	Three Months Ended
	March 31, 2021	December 31, 2020	March 31, 2020
Net income (loss) attributable to common stockholders, U.S. GAAP	$48,852	$(4,412)	$20,572
Seed investments (1)	(1,512)	(2,574)	9,588
Accelerated vesting of restricted stock units	1,088	387	—
Initial public offering costs (2)	—	60,249	—
Rights offering costs (3)	—	—	11,859
Other non-recurring expenses (4)	—	500	—
Foreign currency exchange (gains) losses—net (5)	209	1,683	(1,927)
Tax adjustments (6)	(10,008)	(18,751)	(10,653)
Net income attributable to common stockholders, as adjusted	$38,629	$37,082	$29,439

Diluted weighted average shares outstanding	48,709	48,857	48,591
Diluted earnings (loss) per share, U.S. GAAP	$1.00	$(0.09)	$0.42
Seed investments	(0.03)	(0.05)	0.20
Accelerated vesting of restricted stock units	0.02	0.01	—
Initial public offering costs	—	1.23	—
Rights offering costs	—	—	0.25
Other non-recurring expenses	—	0.01	—
Foreign currency exchange (gains) losses—net	0.01	0.03	(0.04)
Tax adjustments	(0.21)	(0.38)	(0.22)
Diluted earnings per share, as adjusted	$0.79	$0.76	$0.61
_________________________

(1)Represents amounts related to the deconsolidation of seed investments in Company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2)Represents costs associated with the initial public offering of the Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund (PTA). Costs are summarized in the following table:

Employee compensation and benefits	$—	$1,317	$—
Distribution and service fees	—	57,818	—
General and administrative	—	1,114	—
Initial public offering costs	$—	$60,249	$—
(3)Represents costs associated with the Cohen & Steers Quality Income Realty Fund, Inc. (RQI) rights offering which were recorded in general and administrative expense in the first quarter of 2020.
(4)Represents non-recurring expenses which were recorded in distribution and service fees in the fourth quarter of 2020.
(5)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(6)Tax adjustments are summarized in the following table:

Discrete tax items	$(10,239)	$(4,435)	$(5,820)
Tax effect of adjustments included above	231	(14,316)	(4,833)
Total tax adjustments	$(10,008)	$(18,751)	$(10,653)

Reconciliation of U.S. GAAP to As Adjusted Results Revenue, Expenses, Operating Income (Loss) and Operating Margin

(in thousands, except percentages)	Three Months Ended
	March 31, 2021	December 31, 2020	March 31, 2020
Revenue, U.S. GAAP	$125,747	$116,460	$105,830
Seed investments (1)	94	95	(29)
Revenue, as adjusted	$125,841	$116,555	$105,801

Expenses, U.S. GAAP	$73,809	$128,374	$77,461
Seed investments (1)	(96)	(69)	(228)
Accelerated vesting of restricted stock units	(1,088)	(387)	—
Initial public offering costs (2)	—	(60,249)	—
Rights offering costs (3)	—	—	(11,859)
Other non-recurring expenses (4)	—	(500)	—
Expenses, as adjusted	$72,625	$67,169	$65,374

Operating income (loss), U.S. GAAP	$51,938	$(11,914)	$28,369
Seed investments (1)	190	164	199
Accelerated vesting of restricted stock units	1,088	387	—
Initial public offering costs (2)	—	60,249	—
Rights offering costs (3)	—	—	11,859
Other non-recurring expenses (4)	—	500	—
Operating income, as adjusted	$53,216	$49,386	$40,427

Operating margin, U.S. GAAP	41.3%	(10.2)%	26.8%
Operating margin, as adjusted	42.3%	42.4%	38.2%
_________________________

(1)Represents amounts related to the deconsolidation of seed investments in Company-sponsored funds.
(2)Represents costs associated with the initial public offering of PTA. Costs are summarized in the following table:

Employee compensation and benefits	$—	$1,317	$—
Distribution and service fees	—	57,818	—
General and administrative	—	1,114	—
Initial public offering costs	$—	$60,249	$—
(3)Represents costs associated with the RQI rights offering which were recorded in general and administrative expense in the first quarter of 2020.
(4)Represents non-recurring expenses which were recorded in distribution and service fees in the fourth quarter of 2020.

Reconciliation of U.S. GAAP to As Adjusted Results Non-operating Income (Loss)

(in thousands)	Three Months Ended
	March 31, 2021	December 31, 2020	March 31, 2020
Non-operating income (loss), U.S. GAAP	$4,953	$6,989	$(19,843)
Seed investments (1)	(5,280)	(8,079)	21,893
Foreign currency exchange (gains) losses—net (2)	209	1,683	(1,927)
Non-operating income (loss), as adjusted	$(118)	$593	$123
_________________________

(1)Represents amounts related to the deconsolidation of seed investments in Company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.